Exhibit 99.1

Grant Thornton LLP
1 South Street, Suite 2400
Baltimore, MD 21202-7304
T 410.685.4000
F 410.837.0587
www.GrantThornton.com

Report of Independent Certified Public Accountants

Board of Directors
Poole & Associates, Inc.

We have audited the accompanying balance sheets of Poole & Associates, Inc. (a Maryland C Corporation) as of March 31, 2012 and 2011, and the related statements of income, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Poole & Associates, Inc. as of March 31, 2012 and 2011, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Baltimore, Maryland
August 30, 2012

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

Poole & Associates, Inc.

BALANCE SHEETS

March 31,

	2012	2011
ASSETS
CURRENT ASSETS
Cash	$1,048,665	$659,734
Accounts receivable	4,209,754	3,281,278
Unbilled receivables	818,702	838,574
Prepaid expenses	134,807	69,410
Deferred tax asset	75,115	—
Total current assets	6,287,043	4,848,996
PROPERTY AND EQUIPMENT
Automobiles	46,757	46,757
Office equipment	516,468	284,026
Software	274,569	147,727
Furniture and fixtures	134,788	134,788
Leasehold improvements	99,445	99,445
	1,072,027	712,743
Less accumulated depreciation	426,539	270,219
	645,488	442,524
OTHER ASSETS
Deposits	35,605	49,439
	$6,968,136	$5,340,959
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$1,153,336	$1,340,979
Accrued compensation	651,919	547,822
Accrued expenses	1,125,194	680,893
Deferred income taxes, current portion	—	86,454
Income tax payable	917,356	374,614
Current portion of notes payable	2,251	8,326
Line-of-credit	—	550,000
Total current liabilities	3,850,056	3,589,088
LONG-TERM OBLIGATIONS
Deferred income taxes, net of current portion	156,469	107,928
Notes payable, net of current portion	—	2,175
	156,469	110,103
COMMITMENTS AND CONTINGENCIES	—	—
STOCKHOLDERS’ EQUITY
Capital stock, $0.01 par value, 50,000 shares authorized, 20,000 shares issued and outstanding	200	200
Additional paid-in capital	800	800
Retained earnings	2,960,611	1,640,768
	2,961,611	1,641,768
	$6,968,136	$5,340,959

The accompanying notes are an integral part of these financial statements.

Poole & Associates, Inc.

STATEMENTS OF INCOME

Years ended March 31,

	2012	2011
Revenues	$40,587,160	$27,603,141
Direct expenses
Salaries and wages	7,651,219	6,925,426
Subcontractor expense	18,924,904	10,205,847
Employee benefit programs	619,381	550,918
Payroll taxes	538,229	463,700
Travel	160,052	122,745
Other direct expenses	1,443,660	213,311
	29,337,445	18,481,947
Gross profit	11,249,715	9,121,194
General and administrative expenses	9,063,832	8,018,917
Net income before income taxes	2,185,883	1,102,277
Provision for income taxes	866,040	476,028
NET INCOME	$1,319,843	$626,249

The accompanying notes are an integral part of these financial statements.

Poole & Associates, Inc.

STATEMENTS OF STOCKHOLDERS’ EQUITY

Years ended March 31,

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Total Stockholders’ Equity
Balance – April 1, 2010	$200	$800	$1,014,519	$1,015,519
Net income	—	—	626,249	626,249
Balance – March 31, 2011	200	800	1,640,768	1,641,768
Net income	—	—	1,319,843	1,319,843
Balance – March 31, 2012	$200	$800	$2,960,611	$2,961,611

The accompanying notes are an integral part of these financial statements.

Poole & Associates, Inc.

STATEMENTS OF CASH FLOWS

Years ended March 31,

	2012	2011
Cash flows from operating activities
Net income	$1,319,843	$626,249
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	161,418	76,226
Gain from sale of equipment	—	(2,000)
Deferred income taxes	(113,029)	92,289
Changes in assets and liabilities
Accounts receivable	(928,476)	(1,690,865)
Unbilled receivables	19,872	(323,546)
Deposits	13,834	(34,833)
Prepaid expenses	(65,397)	80,361
Work-in-process inventory	—	227,221
Accounts payable	(192,741)	1,010,089
Accrued compensation	104,098	99,797
Accrued expenses	444,301	347,946
Income taxes payable	542,742	58,994
Net cash provided by operating activities	1,306,465	567,928
Cash flows from investing activities
Acquisitions of equipment	(359,283)	(348,206)
Proceeds from sale of equipment	—	2,000
Net cash used in investing activities	(359,283)	(346,206)
Cash flows from financing activities
Net (decrease) increase in line-of-credit	(550,000)	250,000
Principal payments on notes payable	(8,251)	(7,687)
Net cash (used in) provided by financing activities	(558,251)	242,313
NET INCREASE IN CASH	388,931	464,035
Cash – beginning of year	659,734	195,699
Cash – end of year	$1,048,665	$659,734
Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$16,691	$5,946
Cash paid during the year for income taxes	1,012,605	300,449

The accompanying notes are an integral part of these financial statements.

Poole & Associates, Inc.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 and 2011

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Poole & Associates, Inc. (the “Company”) is a Maryland corporation specializing in engineering services. The Company provides engineering support, training, documentation, multimedia and program management support services to the United States government.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Significant estimates include amortization, depreciation and income taxes. Actual results may differ from those estimates.

Cash and Cash Equivalents

For purposes of the statements of cash flows, cash and cash equivalents are highly liquid investments with an original maturity, at purchase, of three months or less.

The Company places its cash and cash equivalents with high credit quality institutions. Substantially all of the Company’s cash is insured by the Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Accounts Receivable

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of accounts receivable. Receivables are generally due within 45 days and collateral or advance payments are required only for instances where a reduction of risk is warranted. Accounts receivable is recorded at the amount the Company expects to collect on balances outstanding at year-end. Management considers all of the accounts receivable balances to be fully collectible and therefore, no allowance for bad debt is necessary. The Company has not experienced any bad debt write-offs for the years ended March 31, 2012 and 2011.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Expenditures for new assets and those that substantially increase the useful lives of existing property and equipment are capitalized. Depreciation expense is calculated using the straight-line method over the assets’ estimated useful lives as follows:

Estimated useful lives
Office equipment	5-7 years
Furniture and fixtures	5-7 years
Software	3 years
Automobiles	5 years

Depreciation of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements. The Company recognized $161,418 and $76,226 in depreciation expense for the years ended March 31, 2012 and 2011, respectively.

Poole & Associates, Inc.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 and 2011

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Income Taxes

The Company files U.S. federal and state of Maryland income tax returns. The Company is also subject to tax in the states of Hawaii and Virginia. The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities, as well as tax carryforwards, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is provided whenever it is more likely than not that a deferred tax asset will not be realized.

The Company recognizes financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by a taxing authority. Recognized tax positions are initially and subsequently measured as the largest amount of tax benefit that is more likely than not of being realized upon ultimate settlement with a taxing authority. The Company has chosen to treat interest and penalties related to uncertain tax liabilities as income tax expense. For the years ended March 31, 2012 and 2011, the Company recorded interest expense on uncertain tax positions in the amounts of $11,704 and $6,241, respectively.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivable, accounts payable and the revolving line-of-credit. The carrying amounts of these financial instruments approximate their fair value, due to the short-term nature of these items. The carrying value of the notes payable approximates its fair value as the interest rate is consistent with rates available to the Company for similar debt instruments.

Revenue Recognition

The Company derives the majority of its revenue from time-and-material contracts. Revenue is recognized based on billable rates, times hours delivered, plus materials and other reimbursable costs incurred.

In certain circumstances, and based on correspondence with the end customer, management authorizes work to commence or to continue on a contract option, addition or amendment prior to the signing of formal modifications or amendments. The Company recognizes revenue to the extent it is probable that the formal modifications or amendments will be finalized in a timely manner and that it is probable that the revenue recognized will be collected.

NOTE B — CONCENTRATION OF RISK

All of the Company’s revenue was generated under contracts with the United States government. The Company maintains operations in the Mid-Atlantic Region.

NOTE C — LINE-OF-CREDIT

The Company has an available line-of-credit of $2,000,000 with M&T Bank. The interest rate is 3.24% at March 31, 2012 and 2011, based on the prime rate; required payments are interest only and the line-of-credit is payable on demand. At March 31, 2012, the Company did not have an outstanding balance on the line-of-credit ($550,000 at March 31, 2011). Interest expense recognized during the years ended March 31, 2012 and 2011 was $15,122 and $3,810, respectively. The Company is required to comply with certain financial covenants, as of March 31, 2012 and 2011, the Company was in compliance with all covenants.

Poole & Associates, Inc.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 and 2011

NOTE D — LONG-TERM LIABILITIES

The Company has a note payable used to finance a new vehicle with an original principal amount of $46,757. The note includes interest at 6.99%. Interest expense recognized during the years ended March 31, 2012 and 2011 was $506 and $1,070, respectively. Remaining principal payments subsequent to March 31, 2012 total $2,251, which the Company repaid in full on June 14, 2012.

NOTE E — OPERATING LEASES

The Company conducts its operations from facilities that are leased under a non-cancelable operating lease expiring at various dates through January 2018. Certain of the leases are subject to annual increases based on escalation clauses, as such, the minimum payments required under the leases are expensed on a straight-line basis over the term of the leases. The difference between the amounts expensed and the required lease payments is reflected as deferred rent. The Company recognized $666,244 and $392,253 in rent expense for the years ended March 31, 2012 and 2011, respectively. The minimum annual rent for the fiscal years ending March 31 under these leases is as follows:

Year	Amount
2013	$518,323
2014	533,186
2015	548,446
2016	564,131
2017	460,611
$2,624,697

NOTE F — TRANSACTIONS WITH RELATED PARTIES

The Company has entered into a lease agreement with the majority shareholder’s spouse for a residential space that is leased to employees. The lease calls for monthly rent of $2,000 and operates on a month-to-month leasing schedule.

NOTE G – INCOME TAXES

The components of the provision for income taxes are as follows:

	2012	2011
Current expense:
Federal	$693,527	$284,000
State	285,542	99,739
	979,069	383,739
Deferred expense:
Federal	(78,001)	86,511
State	(35,028)	5,778
	(113,029)	92,289
Provision for income taxes	$866,040	$476,028

Poole & Associates, Inc.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 and 2011

NOTE G – INCOME TAXES – (continued)

Temporary differences between the financial reporting carrying amounts and the tax basis of assets and liabilities give rise to deferred taxes. The components of the deferred income tax asset and liability as of March 31, 2012 and 2011 are as follows:

	2012	2011
Deferred income tax assets:
Deferred compensation	$137,498	$—
Total deferred tax assets	137,498	—
Deferred income tax liabilities:
Section 481 adjustment	—	(51,047)
Depreciation and other	(218,852)	(143,335)
Net deferred income tax liabilities	$(81,354)	$(194,382)

Effective for the year ended March 31, 2009, in accordance with U.S. federal income tax regulations, the Company was required to convert from the cash to the accrual basis for income tax purposes. Under the regulations, the Company is amortizing the net cash to accrual difference over a four year period ending March 31, 2012. Deferred taxes are calculated based on the temporary differences between taxable income for income tax purposes and for financial reporting purposes.

The Company is subject to income taxes in the U.S. federal jurisdiction and various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply.

The Company files tax returns in the U.S. and the state of Maryland and its tax returns may be subject to audit by taxing authorities in all countries in which it files. With the exception of Hawaii and Virginia, the Company is no longer subject to U.S. federal, state and local tax examinations by tax authorities for the years before 2009. In the states of Hawaii and Virginia, the statute of limitations is open for all years in which the Company has transacted business in those states. The Company is not currently under examination by any tax authorities.

As of March 31, 2011, the liability for uncertain tax positions was $349,666. The uncertain tax position liability is classified in the income tax payable line on the balance sheet. During the 2012 fiscal year, the Company decreased their liability for uncertain tax positions by $331,721, leaving a balance of $17,945 composed primarily of interest attributable to uncertain tax positions in prior years.

NOTE H — RETIREMENT PLAN

The Company sponsors a retirement savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code. Employees make contributions through salary deferrals. The Company may make discretionary contributions within statutory limits. The Company contributions to the retirement plan were $495,399 and $394,261 for the years ended March 31, 2012 and 2011, respectively.

NOTE I — CAPITAL STOCK

As of March 31, 2010, the Company had 4,000 shares of stock issued and outstanding and 1,000 shares of stock unissued for a total of 5,000 authorized shares. On January 12, 2011, the Company originated a 5:1 stock split. This resulted in 20,000 shares of stock issued and outstanding and 30,000 shares of stock unissued for a total of 50,000 authorized shares. The stock split has been retroactively recognized to all periods presented for financial statement disclosure purposes.

Poole & Associates, Inc.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 and 2011

NOTE J — SUBSEQUENT EVENT

The Company entered into a Revolving Note on June 18, 2012 with M&T Bank. Total availability under the Revolving Note is $4,000,000 and includes a variable interest rate of LIBOR plus 3%. A portion of the Revolving Note is guaranteed by the president of the Company.

Poole & Associates, Inc.

BALANCE SHEET

June 30

2012
(unaudited)
ASSETS
CURRENT ASSETS
Cash	$184,787
Accounts receivable	6,040,040
Unbilled receivables	580,335
Prepaid expenses	31,674
Deferred tax asset	75,115
Total current assets	6,911,951
PROPERTY AND EQUIPMENT
Office equipment	701,444
Software	308,063
Furniture and fixtures	134,788
Leasehold improvements	99,445
1,243,740
Less accumulated depreciation	409,649
834,091
OTHER ASSETS
Deposits	35,605
$7,781,647
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$1,869,461
Accrued compensation	683,826
Accrued expenses	1,406,946
Income tax payable	401,482
Total current liabilities	4,361,715
LONG-TERM OBLIGATIONS
Deferred income taxes, net of current portion	156,469
COMMITMENTS AND CONTINGENCIES	—
STOCKHOLDERS’ EQUITY
Capital stock, $0.01 par value, 50,000 shares authorized, 20,000 shares issued and outstanding	200
Additional paid-in capital	800
Retained earnings	3,262,463
3,263,463
$7,781,647

The accompanying notes are an integral part of these financial statements.

Poole & Associates, Inc.

STATEMENTS OF INCOME

Three Month Periods ended June 30,

	2012	2011
	(unaudited)	(unaudited)
Revenues	$12,313,328	$9,787,678
Direct expenses
Salaries and wages	2,139,958	1,748,717
Subcontractor expense	6,740,232	4,305,718
Employee benefit programs	107,675	89,762
Travel	14,507	61,454
Other direct expenses	267,227	48,186
	9,269,599	6,253,837
Gross profit	3,043,729	3,533,841
General and administrative expenses	2,532,116	2,403,056
Net income before income taxes	511,613	1,130,785
Provision for income taxes	209,761	463,622
NET INCOME	$301,852	$667,163

The accompanying notes are an integral part of these financial statements.

Poole & Associates, Inc.

STATEMENTS OF STOCKHOLDERS’ EQUITY

Three months ended June 30,
(unaudited)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Total Stockholders’ Equity
Balance – April 1, 2011	$200	$800	$1,640,768	$1,641,768
Net income	—	—	667,163	667,163
Balance – June 30 , 2011	$200	$800	$2,307,931	$2,308,931
Balance – April 1, 2012	$200	$860	$2,960,611	$2,961,611
Net income	—	—	301,852	301,852
Balance – June 30, 2012	$200	$800	$3,262,463	$3,263,463

The accompanying notes are an integral part of these financial statements.

Poole & Associates, Inc.

STATEMENTS OF CASH FLOWS

Three months ended June 30,

	2012	2011
	(unaudited)	(unaudited)
Cash flows from operating activities
Net income	$301,852	$667,163
Adjustments to reconcile net income to net cash used in operating activities
Depreciation and amortization	25,191	34,102
Gain from sale of equipment
Changes in assets and liabilities
Accounts receivable	(1,830,286)	(474,193)
Unbilled receivables	238,367	495,170
Prepaid expenses	103,133	4,299
Accounts payable	716,125	(600,263)
Accrued compensation	31,907	(191,468)
Accrued expenses	281,752	(108,775)
Income taxes payable	(515,874)	(201,387)
Deposits	—	13,834
Net cash used in operating activities	(647,833)	(361,518)
Cash flows from investing activities
Acquisitions of equipment	(213,794)	(94,833)
Net cash used in investing activities	(213,794)	(94,833)
Cash flows from financing activities
Principal payments on notes payable	(2,251)	(2,012)
Net cash used in financing activities	(2,251)	(2,012)
NET DECREASE IN CASH	(863,878)	(458,363)
Cash – beginning of period	1,048,665	659,734
Cash – end of period	$184,787	$201,371

The accompanying notes are an integral part of these financial statements.

Poole & Associates, Inc.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012 and 2011
(unaudited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Poole & Associates, Inc. (the “Company”) is a Maryland corporation specializing in engineering services. The Company provides engineering support, training, documentation, multimedia and program management support services to the United States government.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Significant estimates include amortization, depreciation and income taxes. Actual results may differ from those estimates.

Cash and Cash Equivalents

For purposes of the statements of cash flows, cash and cash equivalents are highly liquid investments with an original maturity, at purchase, of three months or less.

The Company places its cash and cash equivalents with high credit quality institutions. Substantially all of the Company’s cash is insured by the Federal Deposit Insurance Corporation (“FDIC”). The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Accounts Receivable

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of accounts receivable. Receivables are generally due within 45 days and collateral or advance payments are required only for instances where a reduction of risk is warranted. Accounts receivable is recorded at the amount the Company expects to collect on balances outstanding at year-end. Management considers all of the accounts receivable balances to be fully collectible and therefore, no allowance for bad debt is necessary. The Company has not experienced any bad debt write-offs for the three month periods ended June 30, 2012 and 2011.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Expenditures for new assets and those that substantially increase the useful lives of existing property and equipment are capitalized. Depreciation expense is calculated using the straight-line method over the assets’ estimated useful lives as follows:

Estimated useful lives
Office equipment	5 – 7 years
Furniture and fixtures	5 – 7 years
Software	3 years
Automobiles	5 years

Depreciation of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements. The Company recognized $25,191 and $34,102 in depreciation expense for the three months ended June 30, 2012 and 2011, respectively.

Poole & Associates, Inc.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012 and 2011
(unaudited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Income Taxes

The Company files U.S. federal and state of Maryland income tax returns. The Company is also subject to tax in the states of Hawaii and Virginia. The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities, as well as tax carryforwards, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is provided whenever it is more likely than not that a deferred tax asset will not be realized.

The Company recognizes financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by a taxing authority. Recognized tax positions are initially and subsequently measured as the largest amount of tax benefit that is more likely than not of being realized upon ultimate settlement with a taxing authority. The Company has chosen to treat interest and penalties related to uncertain tax liabilities as income tax expense.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivable, accounts payable and the revolving line-of-credit. The carrying amounts of these financial instruments approximate their fair value, due to the short-term nature of these items. The carrying value of the notes payable approximates its fair value as the interest rate is consistent with rates available to the Company for similar debt instruments.

Revenue Recognition

The Company derives the majority of its revenue from time-and-material contracts. Revenue is recognized based on billable rates, times hours delivered, plus materials and other reimbursable costs incurred.

In certain circumstances, and based on correspondence with the end customer, management authorizes work to commence or to continue on a contract option, addition or amendment prior to the signing of formal modifications or amendments. The Company recognizes revenue to the extent it is probable that the formal modifications or amendments will be finalized in a timely manner and that it is probable that the revenue recognized will be collected.

NOTE B — CONCENTRATION OF RISK

All of the Company’s revenue was generated under contracts with the United States government. The Company maintains operations in the Mid-Atlantic Region.

NOTE C — LINE-OF-CREDIT

The Company has an available line-of-credit of $2,000,000 with M&T Bank. The interest rate is 3.24% at June 30, 2012 and 2011, based on the prime rate; required payments are interest only and the line-of-credit is payable on demand. At June 30, 2012, the Company did not have an outstanding balance on the line-of-credit. Interest expense recognized during the three months ended June 30, 2012 and 2011 was zero and $3,773, respectively. The Company is required to comply with certain financial covenants, as of June 30, 2012 and 2011, the Company was in compliance with all covenants.

Poole & Associates, Inc.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012 and 2011
(unaudited)

NOTE D — LONG-TERM LIABILITIES

The Company has a note payable used to finance a new vehicle with an original principal amount of $46,757. The note includes interest at 6.99%. Interest expense recognized during the three months ended June 30, 2012 and 2011 was $34 and $111, respectively. There were no remaining principal payments subsequent to June 30, 2012.

NOTE E — OPERATING LEASES

The Company conducts its operations from facilities that are leased under a non-cancelable operating lease expiring at various dates through January 2018. Certain of the leases are subject to annual increases based on escalation clauses, as such, the minimum payments required under the leases are expensed on a straight-line basis over the term of the leases. The difference between the amounts expensed and the required lease payments is reflected as deferred rent. The Company recognized $34,100 and $34,000 in rent expense for the three months ended June 30, 2012 and 2011, respectively. The minimum annual rent for the fiscal years ending March 31 under these leases is as follows:

Year	Amount
Remaining 2013	$393,770
2014	533,186
2015	548,446
2016	564,131
2017	460,611
$2,500,144

NOTE F — TRANSACTIONS WITH RELATED PARTIES

The Company has entered into a lease agreement with the majority shareholder’s spouse for a residential space that is leased to employees. The lease calls for monthly rent of $2,000 and operates on a month-to-month leasing schedule.

NOTE G — RETIREMENT PLAN

The Company sponsors a retirement savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code. Employees make contributions through salary deferrals. The Company may make discretionary contributions within statutory limits. The Company contributions to the retirement plan were $142,381 and $111,531 for the three months ended June 30, 2012 and 2011, respectively.

NOTE H — CAPITAL STOCK

As of June 30, 2012, the Company has 20,000 shares of stock issued and outstanding and 30,000 shares of stock unissued for a total of 50,000 authorized shares.

NOTE I — SUBSEQUENT EVENT

On September 10, 2012, the Company entered into a definitive agreement to be acquired by The KEYW Holding Corporation.